UNITEDSTATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2004

                                   XFONE, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                          Commission File No. 333-67232

                                   11-3618510
                     (I.R.S. Employer Identification Number)

                                  960 High Road
                         London, United Kingdom N12 9RY
               (Address of principal executive offices) (Zip Code)

                                011.44.8451087777
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Xfone Communication Ltd.

      On November 23, 2004, Mr. Ilan Shoshani provided our Israeli based subsidiary, Xfone Communication Ltd. (the "Subsidiary") with a 10,000,000 New Israeli Shekel bank guarantee as part of the steps required to fulfill the agreements signed on August 26, 2004 and September 13, 2004 between the Subsidiary, the Registrant and Mr. Shoshani. Such agreements were also dependent on approval of the Ministry of Communications of the State of Israel, which came on November 8, 2004.

      Pursuant to the agreements, Mr. Shoshani was obligated to secure the replacement of the bank guarantee, which was provided to the State of Israel by the Subsidiary in accordance with Regulation 22 of the International Operators Regulations, with another bank guarantee that will conform to all the provisions and terms of the International Operators Regulations and the Subsidiary's license, and shall be to the complete satisfaction of the Ministry of Communications of the State of Israel. The agreements provide that the costs involved in the issuance of the bank guarantee (commission and stamp duty) will be paid by the Subsidiary.

      Pursuant to the agreements, Mr. Shoshani was obligated to extend a shareholder loan to the Subsidiary for the New Israeli Shekel equivalent of the sum of $400,000. The agreements provide that the shareholder loan of Mr. Shoshani shall be given for a period of four years, save if otherwise agreed by the parties to the agreements, at an annual rate of interest of 4% and linked to the Israeli Consumer Price Index. The full amount of the shareholder loan of Mr. Shoshani was deposited in an escrow account.

      We have made financial commitments under the agreements as well.

      In return for the replacement of the bank guarantee and the grant of the shareholder loan of Mr. Shoshani, the Subsidiary and the Registrant undertook to ensure that 26% of the Subsidiary's shares will be transferred and registered in the name of a person and/or company as determined by Mr. Shoshani. In addition, the Subsidiary and the Registrant undertook to ensure that Mr. Shoshani will be appointed as a director of the Subsidiary.

      On November 24, 2004, Mr. Ilan Shoshani was elected as a director of the Subsidiary.

      On November 24, 2004, the board of directors of the Subsidiary approved that shares held by H.S.N. Communication Investments Ltd., representing 26% ownership of the Subsidiary, will be transferred to Newcall Ltd., a company owned by Mr. Shoshani and his wife. It is anticipated that by the end of November, 2004 this transfer of shares will be completed. It is further anticipated that the full amount of the shareholder loan of Mr. Shoshani will be transferred from the escrow account to the Subsidiary's account by December 7, 2004.

      Separate and apart from the agreements with Mr. Shoshani, pursuant to a verbal agreement between Mr. Giora Spigel and the Registrant, the board of directors of the Subsidiary approved on November 24, 2004, subject to the approval of the Ministry of Communications of the State of Israel, that shares held by the Registrant, representing 5% ownership of the Subsidiary, will be transferred to Margo Sport Ltd., a company owned by Mr. Spigel and his wife. Presently, Margo Sport Ltd. holds 20% of H.S.N. Communication Investments Ltd.

      If we receive the approval of the Ministry of Communications of the State of Israel, such verbal agreement will be evidenced by a share transfer deed as required by the Israel Company Law - 1999.

      Mr. Giora Spigel is a director of the Subsidiary and holds the position of Vice President Business Development with the Subsidiary.

      Upon completion of the above mentioned transactions, the Subsidiary shall be owned 69% by the Registrant, 26% by Newcall Ltd., and 5% by Margo Sport Ltd.

2004 Stock Option Plan

      On November 24, 2004, our board of directors approved and adopted the principal items forming our 2004 Stock Option Plan (the "Plan") which is presently being drafted for the benefit of employees, officers, directors, consultants and subcontractors of the Registrant including its subsidiaries. The purpose of the Plan is to enable the Registrant to attract and retain the best available personnel for positions of substantial responsibility, to provide an incentive to such persons presently engaged with the Registrant, and to promote the success of our business.



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

      An aggregate of 5,500,000 shares of our common stock will be subject to the Plan. The Plan will provide for the grant of options to acquire common shares of the Registrant. Stock options granted under the Plan will include:

      (a) Stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which will be referred to in this Plan as "Incentive Stock Options";

      (b) Stock  options that qualify  under  Section  102(b) of the Israeli Tax
      Ordinance (New Version) 1961, as amended and the rules and regulations promulgated there under (the "Ordinance"), which will be referred to in this Plan as "Section 102(b) Options"; and

      (c) Stock options that do not qualify under Section 422 of the Code nor under Section 102(b) of the Ordinance, which will be referred to in this Plan as "Non-Qualified Stock Options".

      The Plan is administered by our board of directors. The board of directors determines the persons to whom options are granted, the number of options that are granted, the number of shares to be covered by each option, the options exercise price, the period of each option, the times at which options may be exercised and whether the option is an incentive or non-statutory option. Options are exercisable in accordance with the terms of an option agreement entered into following the time of grant.

      The Plan shall continue in effect until the date which is ten years from the date of its adoption by the board of directors, subject to earlier termination by the board of directors. The board of directors may terminate or suspend the Plan at any time.

      In the November 24, 2004 board of directors meeting the Registrant approved that the following directors will be granted options under the Plan according to the following terms:

---------------------------- ----------------- --------------- ---------- -------------------- -------------------
NAME OF                      DATE OF           NUMBER OF       PRICE      VESTING DATE         EXPIRATION
THE OPTIONEE                 GRANT             OPTIONS         PER                             DATE
                                               GRANTED         SHARE
---------------------------- ----------------- --------------- ---------- -------------------- -------------------
Abraham Keinan               24.11.04          1,500,000       $3.5       12 months            5 years from the
                                                                          from the Date of     Vesting Date
                                                                          Grant
---------------------------- ----------------- --------------- ---------- -------------------- -------------------
Guy Nissenson                24.11.04          1,500,000       $3.5       12 months from the   5 years from the
                                                                          Date of Grant        Vesting Date
---------------------------- ----------------- --------------- ---------- -------------------- -------------------
Eyal J. Harish               24.11.04          75,000          $3.5       12 months from the   5 years from the
                                                                          Date of Grant        Vesting Date
---------------------------- ----------------- --------------- ---------- -------------------- -------------------
Shemer S. Schwartz           24.11.04          75,000          $3.5       12 months from the   5 years from the
                                                                          Date of Grant        Vesting Date
---------------------------- ----------------- --------------- ---------- -------------------- -------------------
Arye Czertok                 24.11.04          25,000          $3.5       12 months from the   5 years from the
                                                                          Date of Grant        Vesting Date
---------------------------- ----------------- --------------- ---------- -------------------- -------------------
Aviu Ben-Horrin              24.11.04          25,000          $3.5       12 months from the   5 years from the
                                                                          Date of Grant        Vesting Date
---------------------------- ----------------- --------------- ---------- -------------------- -------------------



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

      In addition, the board of directors approved a pool of additional 2,300,000 options under the Plan. It was noted that the Registrant has contractual obligations to grant options to certain present and future employees and the pool will be used for this purpose as well.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On November 23, 2004, by written shareholders consent to action without meeting of over 90% of the voting group of common shares, the Registrant elected two new independent directors, Mr. Arye Czertok (64 years old), Esquire and Mr. Aviu Ben-Horrin (56 years old).

Mr. Arye Czertok

      From 1980 to present, Mr. Czetock managed his own law firm and held various other senior management and financial positions including Chairman and CEO of Safety "L" Ltd., an Israeli based company in the field of computerized simulations systems (from 1985 to 1991) where he oversaw all financial, accounting and operational aspects of the company for more then six years. From 1976 to 1980, Mr. Czertok was the assistant district attorney of Tel-Aviv - representing the attorney general in civil and criminal matters. From 1963 to 1973, Mr. Czertok was a director and owner of a public relations firm. Mr. Czertok was the legal adviser of the United States Consulate in Tel Aviv.

      Mr. Czertok has represented many Israeli publicly traded companies such as Bezek, Electostar, Koor and others. Mr. Czertok led Eshed Robotec Ltd. to a successful IPO and was responsible for all matters, including SEC issues in the US and Israel as well as overseeing the financial accounts. From 1992 to 2004, Mr. Czertok was the Chairman of the Control Committee of Friends of Rabin Medical Center, a multimillion turnover facility where he was controlling all legal and financial proceedings.

      Mr. Czertok holds the following public posts: Chairman in the Israeli Bar Committees, an active lecturer and publisher of legal articles, President of Parents association for Soldiers, representative of Israeli Bar Association in the Israeli Parliament, examiner in oral bar exams, acting Judge in the police disciplinary court and in the disciplinary court of the Israeli Journalist Association. Mr. Czertok is an active arbitrator. Mr. Czertok is a Public Notary since 1998. In 1976, Mr. Czertok received a LLB degree from the Tel Aviv University in Tel Aviv. Mr. Czertok was severely wounded in the 1973 Yom Kippur war while commanding in the Syrian front.

Mr. Aviu Ben-Horrin

      From 2001 to present Mr. Ben-Horrin directs, controls and manages various real estate projects together with Bonei RMAG Ltd. and MPK Ltd. From 1996 to 2001 Mr. Ben-Horrin managed real estate projects for Lear Or Ltd. and was an engineering consultant for Orik Ltd., a construction company. From 1994 to 1996, Mr. Ben-Horrin worked for the Ministry of Construction and Housing of the state of Israel as a manager of various projects. From 1975 to 1992, Mr. Ben-Horrin was an officer with the rank of Colonel in the Israel Defense Forces and served in various engineering and commanding posts. In 1975 Mr. Ben-Horrin received a BSc in Mechanical Engineering from the Technion University in Haifa. In 1987 Mr. Ben-Horrin received a BA in Economics from the Bar-Ilan University in Ramat Gan.

Formation of Audit Committee

      In the November 24, 2004 board of directors meeting the Registrant established an Audit Committee. The Audit Committee is composed of three directors: Messrs Czertok, Ben-Horrin and Schwartz (all 3 are considered independent directors). Mr. Shemer Schwartz has been a member of our Board of Directors since December 19, 2002.

      In addition, Mr. Czertok was appointed as the Chairman of the Audit Committee.

Replacement of Secretary of the Registrant

      During the November 24, 2004 board of directors meeting Mr. Guy Nissenson, President and Chief Executive Officer of the Registrant, resigned from his position as the Secretary of the Registrant. The board of directors elected Mr. Alon Reisser, Advocate as the new Secretary. Mr. Reisser is presently the internal legal adviser for Xfone, Inc. and legal adviser for Xfone Communication Ltd.


EXHIBITS

Exhibit 10.44       Ilan Shoshani Investment Agreement dated August 26, 2004.

Exhibit 10.44.1 Addendum and Clarification to the Ilan Shoshani Investment Agreement dated September 13, 2004.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Xfone, Inc.

                                /s/ Guy Nissenson
                                -----------------
                                By: Guy Nissenson
                                President and Chief Executive Officer

Date:  November 29, 2004



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